QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.3

Execution Copy

ACKNOWLEDGMENT AND TERMINATION AGREEMENT

        THIS ACKNOWLEDGMENT AND TERMINATION AGREEMENT (this "Agreement") is entered into as of January 5, 2004, by and among each of the individuals and entities identified on the signature pages hereof as Founders (the "Founders") and Liberty Media Corporation, a Delaware corporation ("Liberty").

RECITALS

        Whereas, the Founders are party to (i) the Stockholders Agreement, dated January 30, 2002 (the "Stockholders Agreement"); (ii) the Voting Agreement, dated January 30, 2002 (the "Voting Agreement"), relating to UnitedGlobalCom, Inc., a Delaware corporation ("UGC"); (iii) the Founders Agreement (New United), dated January 30, 2002 (the "New United Founders Agreement"), relating to UGC; and (iv) the Registration Rights Agreement, dated as of January 30, 2002 (the "Registration Rights Agreement").

        Whereas, pursuant to a Share Exchange Agreement, dated as of August 18, 2003 (as amended, the "Share Exchange Agreement"), by and among Liberty and certain of the Founders and other persons specified therein (the "Stockholders"), the Stockholders have agreed to transfer and deliver to Liberty or its designee all of the outstanding shares of Class B common stock, par value $0.01 per share, of UGC, in exchange for shares of Series A common stock, par value $0.01 per share of Liberty and cash (the "Exchange"), which Exchange is being consummated on the date hereof.

        Whereas, upon the consummation of the Exchange, the Stockholders Agreement will terminate in accordance with Section 13(c) thereof.

        Whereas, upon the termination of the Stockholders Agreement, each of the Voting Agreement and the New United Founders Agreement will terminate in accordance with their respective terms.

        Whereas, on December 30, 2003, Liberty delivered notice to the Stockholders pursuant to Section 5.9 of the Share Exchange Agreement that the Registration Rights Agreement (other than certain specified provisions) must be terminated prior to the closing of the Exchange without any continuing liability of, or the payment of any termination or other fee, penalty or other consideration of any kind whatsoever by, UGC or any of its subsidiaries.

        Whereas, Sections 5.2(c) and 5.9 of the Share Exchange Agreement contemplate the execution and delivery of this Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Founders hereby agree and acknowledge with and for the benefit of each other and Liberty and its designee as follows:

        1.    Termination.    Each of the Founders hereby acknowledges that the terms and provisions of each of the Stockholders Agreement, Voting Agreement, New United Founders Agreement and the Registration Rights Agreement are hereby terminated (a) except for the terms and provisions of Sections 10(a) and 11(b) of the Stockholders Agreement, and (b) except for Articles III (other than Sections 3.1(a), 3.1(f), 3.1(g), 3.1(h), 3.1(i) and 3.1(l)), IV and V of the Registration Rights Agreement as such provisions apply solely to the registration of Registrable Securities (as such term is defined in the Registration Rights Agreement) pursuant to the Registration Statement on Form S-1 of UGC filed with the Securities and Exchange Commission on February 14, 2002 (File No. 333-82776), as amended. Such termination shall be effective immediately upon the Exchange. Upon the effectiveness of such termination, except as provided herein, none of the Founders shall have any further rights under any of the Stockholders Agreement, the Voting Agreement, the New United Founders Agreement or the Registration Rights Agreement.

        2.    Counterparts.    This Agreement may be executed by the parties hereto in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

        3.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FOUNDERS:
G. SCHNEIDER HOLDINGS, LLLP
/s/ GENE W. SCHNEIDER		By:	/s/ GENE W. SCHNEIDER
Gene W. Schneider		Name:	Gene W. Schneider
		Title:	Executive Director
THE GWS TRUST		THE MLS FAMILY PARTNERSHIP LLLP
By:	/s/ TINA M. WILDES	By:	/s/ GENE W. SCHNEIDER
Name:	Tina M. Wildes	Name:	Gene W. Schneider
Title:	Trustee	Title:	Attorney-in-Fact
FOUNDERS:
ROCHELLE LIMITED PARTNERSHIP
/s/ CURTIS W. ROCHELLE		By:	/s/ CURTIS W. ROCHELLE
Curtis W. Rochelle		Name:	Curtis W. Rochelle
		Title:	Attorney-in-Fact
MARIAN H. ROCHELLE REVOCABLE TRUST
/s/ CURTIS W. ROCHELLE		By:	/s/ CURTIS W. ROCHELLE
Marian H. Rochelle		Name:	Curtis W. Rochelle
By Curtis W. Rochelle, Attorney-in-Fact		Title:	Attorney-in-Fact
/s/ CURTIS W. ROCHELLE		/s/ CURTIS W. ROCHELLE
Jim Rochelle		April Brimmer Kunz
By Curtis W. Rochelle, Attorney-in-Fact		By Curtis W. Rochelle, Attorney-in-Fact
ROCHELLE INVESTMENT LIMITED PARTNERSHIP
/s/ CURTIS W. ROCHELLE		By:	/s/ CURTIS W. ROCHELLE
Kathleen Jaure		Name:	Curtis W. Rochelle
By Curtis W. Rochelle, Attorney-in-Fact		Title:	Attorney-in-Fact

FOUNDERS:
CAROLLO COMPANY
/s/ ALBERT M. CAROLLO, SR.		By:	/s/ ALBERT M. CAROLLO, SR.
Albert M. Carollo, Sr.		Name:	Albert M. Carollo, Sr.
		Title:	General Partner
ALBERT & CAROLYN COMPANY		JAMES R. CAROLLO LIVING TRUST
By:	/s/ ALBERT M. CAROLLO, SR.	By:	/s/ ALBERT M. CAROLLO, SR.
Name:	Albert M. Carollo, Sr.	Name:	Albert M. Carollo, Sr.
Title:	Attorney-in-Fact	Title:	Attorney-in-Fact
JOHN B. CAROLLO LIVING TRUST
By:	/s/ ALBERT M. CAROLLO, SR.
Name:	Albert M. Carollo, Sr.
Title:	Attorney-in-Fact
FOUNDERS:
THE FRIES FAMILY PARTNERSHIP LLLP
/s/ MICHAEL T. FRIES		By:	/s/ MICHAEL T. FRIES
Michael T. Fries		Name:	Michael T. Fries
		Title:	Attorney-in-Fact
FOUNDERS:
/s/ MARK L. SCHNEIDER Mark L. Schneider
/s/ TINA M. WILDES Tina M. Wildes
LIBERTY:
Liberty Media Corporation
By:	/s/ ELIZABETH M. MARKOWSKI
Name:	Elizabeth M. Markowski
Title:	Senior Vice President

QuickLinks

ACKNOWLEDGMENT AND TERMINATION AGREEMENT